UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

SPARTA COMMERCIAL SERVICES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-9483	30-0298178
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

555 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

(212) 239-2666

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	SRCO	Pink Open Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On December 22, 2022, Sparta Commercial Services, Inc. (the “Company”) entered into agreements with Anthony L. Havens, the Company’s Chief Executive Officer (“Havens”), Sandra L. Ahman, the Company’s Vice-President of Operations (“Ahman”), and Kristian Srb, a Director of the Company (“Srb”), whereby Havens, Ahman, and Srb agreed to convert debt owed to them in exchange for non-qualified stock options. Havens agreed to convert $100,000.00 of deferred salary and benefits in exchange for a stock option agreement (the “Havens Stock Option Agreement”) to purchase 934,579 shares of the Company’s common stock. Ahman agreed to convert $50,000 of deferred salary in exchange for a stock option agreement (the “Ahman Stock Option Agreement”) to purchase 467,290 shares of the Company’s common stock. Srb agreed to convert $50,000 of deferred debt in exchange for a stock option agreement (the “Srb Stock Option Agreement” and with the Havens Stock Option Agreement, and the Ahman Stock Option Agreement, the “Stock Option Agreements”) to purchase 467,290 shares of the Company’s common stock. The stock options granted pursuant to the Stock Option Agreements have five year terms, vest immediately and an exercise price of $0.107 which was 110% of the weighted average closing price of the Company’s common stock for the thirty consecutive trading days immediately preceding the date of the option (for a day to be included in the calculation, there must have been at least 100 shares traded on that day). The sales of the above securities were deemed to be exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act as transactions by an issuer not involving any public offering. The recipients of the securities in each of these transactions represented their intentions to acquire the securities for investment only and not with a view to, or for sale in connection with, any distribution thereof. All recipients had adequate access, through their relationships with the Company, to information about the Company.

The foregoing disclosure of the Stock Option Agreements set forth in this Section 3.02 does not purport to be complete, and is qualified in its entirety by reference to the Stock Option Agreements, which are filed as Exhibits 4.1, 4.2, 4.3, of this Current Report and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits

Exhibit No.	Description

4.1	Sandra Ahman Stock Option Agreement – Debt Conversion

4.2	Anthony L. Havens Stock Option Agreement – Debt Conversion

4.3	Kristian Srb Stock Option Agreement – Debt Conversion

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA COMMERCIAL SERVICES, INC.

Dated: December 23, 2022	/s/ Anthony L. Havens
Anthony L. Havens
Chief Executive Officer